HORIZON BANK

HORIZON BANCORP

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

A NASDAQ Traded Company - Symbol HBNC

Forward-Looking Statements
 This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates
 (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation
 Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof.
 We have tried, wherever possible, to identify such statements by using words such as
 “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in “Item 1A
 Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended
 December 31, 2011. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange
 Commission.
 Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.

Corporate Profile

• Shares Outstanding    5.0 Million
• Market Cap (1)   $ 130.4 Million
• Total Assets (2)   $ 1.6 Billion
• Total Deposits (2)   $ 1.0 Billion
• Locations    24
• Ownership (2)
 – Insiders      10%
 – Employee Benefit Plans  16%
 – Institutional & Mutual Funds 23%

(1) Based on price at the close of business on June 30, 2012 at $26.30 per common share
(2) Total assets, deposits and inside ownership as of June 30, 2012

HORIZON BANK

Lake Michigan
N
Battle Creek
Michigan
Schaumburg
Chicago
Naperville
South Bend
Joliet
Fort Wayne
Illinois
Indiana
Ohio
Lafayette
Muncie
Anderson
Indianapolis
Terre Haute
Franklin
Bloomington

29 Current Locations

Northwest Indiana/Southwest Michigan…
 The Right Side of Chicago

Global companies
 find world class
locations
Diversified Employment Base

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Horizon’s Story
Financial Strength
Consistent Performance
Superior Returns
Stable Growth

Record Earnings
"Twelve" Consecutive Years

Dollars in Millions
$13.0
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1 1
$7.5
$8.1
$8.9
$9.1
$10.5
$12.8
$9.5
22%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012 YTD

CAGR 10.65%

More Profitable Than State and National Peers

1.10
0.85
0.60
0.35
0.10
-0.15
-0.40
-0.65
-0.37
0.18
0.59
0.86
Horizon
-0.36
-0.34
0.39
0.78
Horizon
0.23
0.36
0.63
0.85
Horizon
0.53
0.74
0.75
1.01
Horizon
Michigan
National
Indiana
Horizon

Source: Uniform Bank Performance Reports. Indiana and Michigan are state averages for all insured commercial banks. National is all insured commercial banks with assets between $1 billion and $3 billion.
2008
2009
2010
2011
As Measured By Return On Average Assets

Excellent Loan & Deposit Growth

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Dollars in Millions

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Core Funding	$404	$438	$511	$561	$607	$847	$881	$808	$811	$895	$917	$929
Loans	$394	$467	$536	$456	$568	$735	$857	$897	$888	$892	$902	$997

Core Funding CAGR 7.19%
Loans CAGR 8.04%

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Balanced & Complementary
Business Model
#1 - Business Banking
#2 - Retail Banking
#3 - Wealth Management
#4 - Retail Mortgage Banking
#5 - Mortgage Warehousing
Complementary Revenue Streams that are
Counter-Cyclical to Varying Economic Cycles

Horizon’s Sound Credit Culture

Sound Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In-Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Business Focus
 – Average Commercial Loan Size Approximately $225,000
 – Sweet Spot - Retail and Business Focus
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $20 million
 – Seven Loan Relationships with Balances > $5 million
• Independent Loan Review

Delinquency Returns To Pre-Recession Levels

$15,000
$10,000
$5,000
$0
Thousands
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12

Loans Past Due 30 to 89 Days

Provision Expense Declining As Non-Performing Loans Stabilize

Non Performing Assets to Total Loans
Thousands
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
0.32%
0.79%
2.02%
2.37%
2.02%
2.07%
$853
$3,068
$5,949
$7,568
$8,998
$13,603
$8,505
$11,554
$5,463
$5,282
$1,276
$768
2007
2008
2009
2010
2011
2012 2nd Qtr
Net Charge-Offs
Provision Expense

Horizon Consistently Outperforms Peer Groups in Asset Quality

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.79%
4.91%
4.14%
4.09%
3.06%
3.13%
3.09%
2.15%
2.32%
1.94%
2.17%
1.87%
1.29%
1.29%
0.94%
0.38%
2007
2008
2009
2010
2011
2012
Horizon
Indiana Peer
National Peer

Source: FDIC Uniform Bank Performance Reports as of 12/31/11. Peer is a custom group of 16 publicly traded banks headquartered in the state of Indiana. National peer group consists of insured commercial banks having assets between 1 billion and 3 billion.
2nd Qtr.
 Non-Performing Loans Plus OREO to Gross Loans Plus OREO

A Company on the Move

1999
2004
2005
2012
Mortgage
Warehousing
Established
Entered St.
Joseph Michigan
Market
Entered South
Bend and
Elkhart Market
Acquired
Alliance Bank
Entered Lake
County
Market
Acquired
American
Trust Bank
Entered
Kalamazoo
Michigan Market
Entered
Indianapolis
Market
Acquired
Heartland
Community
Bank
2010
2006
2002
2003
Acquired
Anchor
Mortgage
2008
International
Liquidity Crisis
Mortgage
Loan
Originators
6

32
Full Service
Branches
9
14
24
Commercial
Loan
Officers
8
15

Continuous Expectation to Improve
• Minimum Expectation is for Each Department to
 Beat Last Year’s Performance
 – Financial Results
 – Internal Processes
 – Productivity
• Utilize Third Parties
 – To Test Critical Thinking and Strategies
 – To Seek New Ideas
 – Asset Liability/Enterprise Risk Management/Efficiency/
 Acquisitions / Loan Review / Allowance Methodology
• Benchmark to Best Practices

Proven Growth Strategy
• People First
 – 24/7 Recruitment Effort
 – Experienced Community Bankers
 – Retention
• De Novo Branching
 – Breakeven Within First 18 Months
 – Traditional Banking at its Best
• Acquisitions
 – Branch
 – Whole Bank
 – FDIC

Considerable Growth Opportunities

Michigan City
Milwaukee
Chicago
Gary
Hammond
Joliet
Hobart
Crown Point
Valparaiso
South Bend
Mishawaka
Goshen
Holland
Kalamazoo
Fort Wayne
Lafayette
Kokomo
Marion
Muncie
Anderson
Indianapolis
Carmel
Noblesville
Terre Haute
Bloomington
Columbus
Plymouth
Warsaw
Logansport
Rensselaer
Kankakee
Danville
Urbana
Racine
Kenosha
Waukegan
Evanston
St Joseph
Niles
Elkhart

Grand Rapids
Franklin

Heartland Community Bank

HORIZON BANK

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Heartland’s Corporate Profile
as of March 31, 2012

• Total Shares Outstanding 1,442,727
• Total Assets   $238 Million
• Total Loans   $135 Million
• Total Deposits   $211 Million
• Branches    6*
*Horizon will close one branch on August 31st

HORIZON BANK

Brownsburg
74
465
65
Lawrence
31
70
Speedway
Indianapolis
Cumberland
40
Greenfield
40
Danville
36
Avon
52
Beech Grove
New Palestine
Plainfield
37
Summit
40
267
Southport
Morristown
Friendswood
421
Mooresville
Greenwood
Briarwood
144
Fairland
74
New Whiteland
Brooklyn
In-37 N
Needham
Bargersville
Shelbyville
67
Ruel W Steele Hwy
135
Franklin
44
39
Mount Pleasant
74
Martinsville
9
252
65
Geneva

EXCEPTIONAL SERVICE • SENSIBLE ADVICE

Heartland’s Locations

Transaction Summary
• Business Combination
• Form of Consideration - Stock for Stock
• Fixed Exchange Ratio at 0.54:1
• Heartland’s Shareholders Will Own Approximately
 16% of Horizon Bancorp
• Name Retained - “Heartland Community Bank, a
 Horizon Bank NA Company”

Transaction Summary
Continued
• CEO & EVP Retained
• Heartland Retained - One Bank Board Seat
• Community Advisory Board Established
• Transaction Closed on July 17, 2012

Acquisition Improves Shareholder Value
• Strategic Considerations
 – Expands Horizon’s Presence into Central Indiana
  a Growth Market
 – Lowers Geographic Concentration Risk
 – Opens the Door for Future Opportunities
 – Demonstrates Horizon’s Interest as a Statewide Bank
• Financial Considerations
 – Heartland is #1 in Deposit Market Share
 – Low Cost of Deposits
 – Accretive to Horizon’s Earnings Per Share
 – Anticipate Cost Saves of Approximately 25%
 – Revenue Enhancement Opportunities

Outlook for Strong *Population* Growth in the Heartland Region

BOONE
+56%
HAMILTON
+99%
HENDRICKS
+84%
MARION
+18%
HANCOCK
+54%
SHELBY
-2%
MORGAN
+8%
JOHNSON
+46%

Indiana Business Research Center

Invest in Horizon

Why Invest in Horizon Bancorp?
 • A Company on the Move
 • Attractive Current Valuation
 • Dividends and Reinvesting for Growth
 • Consolidator in Banking Industry
 • Strong Capital Position
 • Positioned to Meet Regulatory Requirements
 • Successful Acquisition and Organic Growth
 Track Record
 • Robust Capabilities for Managing Expansion
 • Focus on Growth Accretive to Earnings

Shareholder Value Plan - Since 2001
• Dividends
 – Over 25 Years of Uninterrupted Dividend Payments to
 Horizon’s Common Shareholders
 – Recent Dividend Increases (2011 & 2012)
• Focuses on Improving Liquidity
 – 3:2 Stock Split in 2011
 – Heartland Acquisition Increases Shares Outstanding
• Focuses on Growing Net Book Value
 – Stable Earnings Growth Over Time
• Enrolled in Russell 3000 / 2000 Index - June 2012

Highly Regarded
In Our Communities
• Nine out of Ten Customers - Would Refer a Friend
• Best Bank - The News Dispatch Readers Poll - Eleven
 out of Last Twelve Years
• Best Wealth Management Company - NW Indiana
 Business Quarterly
• Best Place to Work - NW Indiana Business Quarterly
• Family Friendly Work Policies - Clarian Award
• High Visibility - Volunteerism and Contributions

Highly Regarded
for Financial Performance
• Ranked in the Top 200 Community Banks for
 Financial Performance - US Banker & ABA Magazines
 for the Years -2008, 2009, 2010 & 2011
• Horizon Named to KBW Bank Honor Roll
 – Only 45 Banks Selected Throughout the United States
 – No Annual Loss in the Past Decade
 – Honor Roll Banks Typically Outperformed the Market;
 Growth, Earnings and Performance Ratios
 – Includes Names Such as JP Morgan and Wells Fargo

HORIZON BANK

Horizon Bancorp (HBNC) – 3-Year Total Return Analysis

- **Over the past three years, HBNC's stock has had total returns well in excess of the market and its peers**

Horizon Bancorp – Total Return (%)

HBNC (+173.53%)
S&P 500 (+52.50%)
S&P Bank (+48.00%)
SNL U.S. Bank and Thrift (+11.17%)
200
150
100
50
0
-50
HBNC Announces 3:2 Stock Split
Oct 2009
Jan 2010
Apr 2010
Jul 2010
Oct 2010
Jan 2011
Apr 2011
Jul 2011
Oct 2011
Jan 2012
Apr 2012
Jul 2012

Source: SNL Financial; data as of 7/23/2012
SNL U.S. Bank and Thrift : Includes all Major Exchange (NYSE, NYSE Amex, NASDAQ) Banks and Thrifts in SNL's coverage universe.
Total Return: The total return of a security over a period, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend.

EXCEPTIONAL SERVICE • SENSIBLE ADVICE®

Horizon Outperforms Market - 3 Years

A NASDAQ Traded Company - Symbol HBNC